Exhibit 99.1

Essent Group Ltd. Announces Second Quarter 2024 Results and Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--August 2, 2024--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2024 of $203.6 million or $1.91 per diluted share, compared to $172.2 million or $1.61 per diluted share for the quarter ended June 30, 2023.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.28 per common share. The dividend is payable on September 10, 2024, to shareholders of record on August 30, 2024.

“We are pleased with our financial results in the second quarter, as our high-quality portfolio and resilience in the housing and labor markets translated to favorable credit performance, and the current rate environment continues to benefit investment income and persistency,” said Mark A. Casale, Chairman and Chief Executive Officer. “The Essent franchise achieved another milestone by closing on our inaugural senior debt offering on July 1. Combined with an amended and extended revolving credit facility, we now have over $1.3 billion in available holding company liquidity.”
Financial Highlights:
•New insurance written for the second quarter of 2024 was $12.5 billion, compared to $8.3 billion in the first quarter of 2024 and $13.5 billion in the second quarter of 2023.

•Insurance in force as of June 30, 2024 was $240.7 billion, compared to $238.5 billion as of March 31, 2024 and $235.6 billion as of June 30, 2023.

•Net investment income for the first half of 2024 was $108.2 million, up 22% from the first half of 2023.

•Effective July 1, 2024, we entered into an excess of loss transaction with a panel of highly rated third-party reinsurers covering 15% of all eligible policies written by Essent Guaranty, Inc. in calendar year 2024.

•On July 1, 2024, Essent closed two transactions that represent approximately $1 billion in total debt capacity, comprised of $500 million of senior unsecured notes and a $500 million unsecured revolving credit facility.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers or the loss of a significant customer; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs; decline in the volume of low down payment mortgage originations; uncertainty of loss reserve estimates; decrease in the length of time our insurance policies are in force; deteriorating economic conditions; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on February 16, 2024, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) offering private mortgage insurance, reinsurance, and title insurance and settlement services to serve the housing finance industry. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.

Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2024

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data
Exhibit D	U.S. Mortgage Insurance Portfolio Historical Quarterly Data
Exhibit E	New Insurance Written - U.S. Mortgage Insurance Portfolio
Exhibit F	Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio
Exhibit G	Other Risk in Force
Exhibit H	U.S. Mortgage Insurance Portfolio Vintage Data
Exhibit I	U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
Exhibit J	U.S. Mortgage Insurance Portfolio Geographic Data
Exhibit K	Rollforward of Defaults and Reserve for Losses and LAE - U.S. Mortgage Insurance Portfolio
Exhibit L	Detail of Reserves by Default Delinquency - U.S. Mortgage Insurance Portfolio
Exhibit M	Investments Available for Sale
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Ratios and Reconciliation of Non-GAAP Financial Measures

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2024	2023	2024	2023
Revenues:
Direct premiums written	$272,910	$249,167	$541,841	$488,658
Ceded premiums	(27,344)	(39,546)	(57,735)	(73,137)
Net premiums written	245,566	209,621	484,106	415,521
Decrease in unearned premiums	6,325	3,608	13,375	8,966
Net premiums earned	251,891	213,229	497,481	424,487
Net investment income	56,086	45,250	108,171	88,486
Realized investment gains (losses), net	(1,164)	(1,589)	(2,304)	(2,077)
Income (loss) from other invested assets	(419)	(4,852)	(2,334)	(7,554)
Other income	6,548	8,090	10,285	13,032
Total revenues	312,942	260,128	611,299	516,374

Losses and expenses:
Provision (benefit) for losses and LAE	(334)	1,260	9,579	1,080
Other underwriting and operating expenses	55,987	42,174	113,336	90,369
Premiums retained by agents	10,215	—	19,706	—
Interest expense	7,849	7,394	15,711	14,330
Total losses and expenses	73,717	50,828	158,332	105,779

Income before income taxes	239,225	209,300	452,967	410,595
Income tax expense	35,616	37,067	67,639	67,535
Net income	$203,609	$172,233	$385,328	$343,060

Earnings per share:
Basic	$1.93	$1.62	$3.65	$3.22
Diluted	1.91	1.61	3.61	3.20

Weighted average shares outstanding:
Basic	105,657	106,249	105,677	106,594
Diluted	106,778	107,093	106,774	107,338

Net income	$203,609	$172,233	$385,328	$343,060

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	(5,375)	(36,098)	(27,141)	22,655
Total other comprehensive income (loss)	(5,375)	(36,098)	(27,141)	22,655
Comprehensive income	$198,234	$136,135	$358,187	$365,715

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2024	2023
Assets
Investments
Fixed maturities available for sale, at fair value	$3,931,471	$4,335,008
Short-term investments available for sale, at fair value	1,523,512	928,731
Total investments available for sale	5,454,983	5,263,739
Other invested assets	282,781	277,226
Total investments	5,737,764	5,540,965
Cash	197,402	141,787
Accrued investment income	35,534	35,689
Accounts receivable	56,974	63,266
Deferred policy acquisition costs	9,199	9,139
Property and equipment	42,905	41,304
Prepaid federal income tax	487,456	470,646
Goodwill and intangible assets, net	70,258	72,826
Other assets	55,253	51,051
Total assets	$6,692,745	$6,426,673

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$260,688	$260,095
Unearned premium reserve	126,938	140,285
Net deferred tax liability	381,393	362,753
Credit facility borrowings, net of deferred costs	422,448	421,920
Other accrued liabilities	121,488	139,070
Total liabilities	1,312,955	1,324,123

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 106,372 shares in 2024 and 106,597 shares in 2023	1,596	1,599
Additional paid-in capital	1,278,918	1,299,869
Accumulated other comprehensive loss	(307,637)	(280,496)
Retained earnings	4,406,913	4,081,578
Total stockholders' equity	5,379,790	5,102,550

Total liabilities and stockholders' equity	$6,692,745	$6,426,673

Return on average equity (1)	14.7%	14.6%

(1) The 2024 return on average equity is calculated by dividing annualized year-to-date 2024 net income by average equity. The 2023 return on average equity is calculated by dividing full year 2023 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data

	2024		2023
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$217,513	$212,479	$211,083	$209,351	$195,502
GSE and other risk share	17,745	17,826	17,166	16,850	17,727
Title insurance	16,633	15,285	17,365	20,604	—
Net premiums earned	251,891	245,590	245,614	246,805	213,229
Net investment income	56,086	52,085	50,581	47,072	45,250
Realized investment (losses) gains, net	(1,164)	(1,140)	(4,892)	(235)	(1,589)
(Loss) income from other invested assets	(419)	(1,915)	(421)	(3,143)	(4,852)
Other income (loss) (1)	6,548	3,737	6,395	5,609	8,090
Total revenues	312,942	298,357	297,277	296,108	260,128

Losses and expenses:
Provision (benefit) for losses and LAE	(334)	9,913	19,640	10,822	1,260
Other underwriting and operating expenses	55,987	57,349	55,248	54,814	42,174
Premiums retained by agents	10,215	9,491	11,475	13,175	—
Interest expense	7,849	7,862	7,953	7,854	7,394
Total losses and expenses	73,717	84,615	94,316	86,665	50,828

Income before income taxes	239,225	213,742	202,961	209,443	209,300
Income tax expense (2)	35,616	32,023	27,594	31,484	37,067
Net income	$203,609	$181,719	$175,367	$177,959	$172,233

Earnings per share:
Basic	$1.93	$1.72	$1.66	$1.68	$1.62
Diluted	1.91	1.70	1.64	1.66	1.61

Weighted average shares outstanding:
Basic	105,657	105,697	105,733	105,979	106,249
Diluted	106,778	106,770	106,823	107,025	107,093

Book value per share	$50.58	$48.96	$47.87	$44.98	$44.24
Return on average equity (annualized)	15.4%	14.1%	14.2%	14.9%	14.7%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$425,000	$425,000
Undrawn committed capacity	$400,000	$400,000	$400,000	$400,000	$400,000
Weighted average interest rate (end of period)	7.07%	7.06%	7.11%	7.07%	6.87%
Debt-to-capital	7.32%	7.52%	7.69%	8.12%	8.24%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, were $732, ($1,902), $412, ($898), and $2,726, respectively.

(2) Income tax expense for the quarters ended June 30,2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023 includes $556, ($1,041), ($1,132), ($763), and ($888), respectively, of discrete tax expense (benefit) associated with realized and unrealized gains and losses. Income tax expense for the quarter ended March 31, 2024 also includes ($616) of excess tax benefits associated with the vesting of common shares and common share units. Income tax expense for the quarter ended December 31, 2023 also includes a $2,731 net benefit associated with the recognition of a deferred tax asset for unrealized losses on the investment portfolios of Essent Group and Essent Re upon the enactment of the Bermuda Corporate Income Tax. Income tax expense for the quarter ended June 30, 2023 also includes $5,295 of net discrete tax expense associated with prior year tax returns.

		Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Historical Quarterly Data

	2024		2023
Other Data:	June 30	March 31	December 31	September 30	June 30
($ in thousands)

U.S. Mortgage Insurance Portfolio
New insurance written	$12,503,125	$8,323,544	$8,769,160	$12,505,823	$13,498,080
New risk written	3,449,623	2,289,508	2,409,340	3,458,467	3,726,513

Average insurance in force	$239,538,571	$238,595,268	$239,005,961	$237,270,093	$233,484,941
Insurance in force (end of period)	$240,669,165	$238,477,402	$239,078,262	$238,661,612	$235,649,884
Gross risk in force (end of period) (1)	$65,269,064	$64,247,810	$64,061,374	$63,605,057	$62,403,400
Risk in force (end of period)	$55,521,538	$54,686,533	$54,591,590	$53,920,308	$53,290,643
Policies in force	814,237	815,752	822,012	825,248	821,690
Weighted average coverage (2)	27.1%	26.9%	26.8%	26.7%	26.5%
Annual persistency	86.7%	86.9%	86.9%	86.6%	85.8%

Loans in default (count)	13,954	13,992	14,819	13,391	12,480
Percentage of loans in default	1.71%	1.72%	1.80%	1.62%	1.52%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (3)	0.41%	0.41%	0.40%	0.40%	0.40%
Single premium cancellations (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.41%	0.41%	0.40%	0.40%	0.40%
Ceded premiums	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.07%)
Net average premium rate	0.36%	0.36%	0.35%	0.35%	0.33%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information - U.S. Mortgage Insurance Portfolio
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2024		June 30, 2023		June 30, 2024		June 30, 2023
($ in thousands)
>=760	$5,451,182	43.6%	$5,413,790	40.1%	$9,047,782	43.4%	$10,260,848	38.9%
740-759	2,165,026	17.3	2,428,773	18.0	3,575,472	17.2	4,826,755	18.3
720-739	1,819,751	14.6	2,194,400	16.3	3,064,399	14.7	4,399,244	16.7
700-719	1,585,167	12.7	2,022,302	15.0	2,725,597	13.1	4,025,194	15.2
680-699	870,054	7.0	1,032,061	7.6	1,433,473	6.9	2,132,876	8.1
<=679	611,945	4.8	406,754	3.0	979,946	4.7	746,952	2.8
Total	$12,503,125	100.0%	$13,498,080	100.0%	$20,826,669	100.0%	$26,391,869	100.0%

Weighted average credit score	748		746		748		746

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2024		June 30, 2023		June 30, 2024		June 30, 2023
($ in thousands)
85.00% and below	$854,349	6.8%	$988,752	7.3%	$1,414,248	6.8%	$1,951,761	7.4%
85.01% to 90.00%	2,423,665	19.4	2,819,310	20.9	4,155,796	20.0	5,505,138	20.9
90.01% to 95.00%	6,874,853	55.0	7,339,533	54.4	11,392,508	54.7	14,769,646	55.9
95.01% and above	2,350,258	18.8	2,350,485	17.4	3,864,117	18.5	4,165,324	15.8
Total	$12,503,125	100.0%	$13,498,080	100.0%	$20,826,669	100.0%	$26,391,869	100.0%

Weighted average LTV	93%		93%		93%		93%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2024		June 30, 2023		June 30, 2024		June 30, 2023
Single Premium policies		1.3%		4.3%		1.6%		4.1%
Monthly Premium policies		98.7		95.7		98.4		95.9
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2024		June 30, 2023		June 30, 2024		June 30, 2023
Purchase		97.8%		98.8%		97.6%		98.7%
Refinance		2.2		1.2		2.4		1.3
		100.0%		100.0%		100.0%		100.0%

						Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio

Portfolio by Credit Score
IIF by FICO score	June 30, 2024		March 31, 2024		June 30, 2023
($ in thousands)
>=760	$97,668,435	40.6%	$96,712,431	40.6%	$95,925,520	40.8%
740-759	41,915,598	17.4	41,477,680	17.4	40,733,799	17.3
720-739	37,678,804	15.7	37,342,339	15.7	36,791,104	15.6
700-719	32,331,564	13.4	32,023,895	13.4	30,970,132	13.1
680-699	19,751,956	8.2	19,664,999	8.2	19,667,866	8.3
<=679	11,322,808	4.7	11,256,058	4.7	11,561,463	4.9
Total	$240,669,165	100.0%	$238,477,402	100.0%	$235,649,884	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	June 30, 2024		March 31, 2024		June 30, 2023
($ in thousands)
>=760	$26,238,140	40.2%	$25,806,552	40.2%	$25,138,762	40.3%
740-759	11,525,987	17.7	11,326,253	17.6	10,922,780	17.5
720-739	10,362,021	15.9	10,206,055	15.9	9,896,425	15.9
700-719	8,899,342	13.6	8,757,648	13.6	8,319,353	13.3
680-699	5,382,312	8.2	5,321,802	8.3	5,248,349	8.4
<=679	2,861,262	4.4	2,829,500	4.4	2,877,731	4.6
Total	$65,269,064	100.0%	$64,247,810	100.0%	$62,403,400	100.0%

Portfolio by LTV
IIF by LTV	June 30, 2024		March 31, 2024		June 30, 2023
($ in thousands)
85.00% and below	$16,927,111	7.0%	$18,397,395	7.7%	$22,427,649	9.5%
85.01% to 90.00%	61,774,991	25.7	62,218,749	26.1	63,562,258	27.0
90.01% to 95.00%	123,414,332	51.3	120,666,455	50.6	115,768,826	49.1
95.01% and above	38,552,731	16.0	37,194,803	15.6	33,891,151	14.4
Total	$240,669,165	100.0%	$238,477,402	100.0%	$235,649,884	100.0%

Weighted average LTV	93%		93%		93%

Gross RIF by LTV	June 30, 2024		March 31, 2024		June 30, 2023
($ in thousands)
85.00% and below	$2,010,864	3.1%	$2,188,074	3.4%	$2,667,981	4.3%
85.01% to 90.00%	15,238,201	23.3	15,329,091	23.9	15,583,198	25.0
90.01% to 95.00%	36,405,573	55.8	35,556,840	55.3	34,026,320	54.5
95.01% and above	11,614,426	17.8	11,173,805	17.4	10,125,901	16.2
Total	$65,269,064	100.0%	$64,247,810	100.0%	$62,403,400	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	June 30, 2024		March 31, 2024		June 30, 2023
($ in thousands)
FRM 30 years and higher	$235,138,420	97.7%	$232,753,590	97.6%	$228,745,641	97.1%
FRM 20-25 years	1,322,021	0.5	1,473,431	0.6	2,124,690	0.9
FRM 15 years	1,276,780	0.5	1,359,795	0.6	1,953,448	0.8
ARM 5 years and higher	2,931,944	1.3	2,890,586	1.2	2,826,105	1.2
Total	$240,669,165	100.0%	$238,477,402	100.0%	$235,649,884	100.0%

					Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2024		2023
($ in thousands)	June 30	March 31	December 31	September 30	June 30
GSE and other risk share (1):
Risk in Force	$2,304,885	$2,307,267	$2,244,944	$2,247,393	$2,276,702
Reserve for losses and LAE	$33	$32	$29	$54	$55

Weighted average credit score	750	750	749	749	749
Weighted average LTV	82%	82%	82%	82%	83%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Vintage Data
June 30, 2024

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$1,047,692	1.7%	5,772	4.28%	66.1%	49.8%	1.2%	10.3%	49.0%	2.4%	252	4.37%
2015	26,193,656	1,038,672	4.0	6,156	4.27	79.8	66.5	5.5	18.1	39.1	2.3	245	3.98
2016	34,949,319	2,570,524	7.4	15,203	3.92	86.8	79.2	13.3	16.3	41.6	2.0	427	2.81
2017	43,858,322	4,139,552	9.4	25,251	4.29	91.1	77.1	22.5	21.2	36.6	3.1	990	3.92
2018	47,508,525	5,073,930	10.7	28,900	4.80	95.1	73.3	26.7	21.8	32.4	4.1	1,257	4.35
2019	63,569,183	11,216,155	17.6	54,299	4.23	88.9	71.1	25.6	18.9	35.2	3.8	1,635	3.01
2020	107,944,065	40,789,474	37.8	159,965	3.20	71.0	60.5	14.0	10.9	45.5	2.6	2,153	1.35
2021	84,218,250	55,842,833	66.3	185,000	3.09	88.2	65.1	16.3	13.8	40.4	6.0	3,042	1.64
2022	63,061,262	54,555,338	86.5	156,491	5.08	98.0	65.8	11.4	12.6	39.6	16.8	2,598	1.66
2023	47,666,852	43,986,658	92.3	123,145	6.65	98.8	72.7	18.5	11.0	38.9	15.7	1,297	1.05
2024 (through June 30)	20,826,669	20,408,337	98.0	54,055	6.88	97.6	73.4	18.8	11.7	42.9	5.8	58	0.11
Total	$600,464,954	$240,669,165	40.1	814,237	4.66	90.3	67.3	16.0	12.9	40.6	4.3	13,954	1.71

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

												Exhibit I
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
June 30, 2024
($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date		Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	$27,796,132	$7,390,779	$557,911	$250,732	$—	$278,956	$278,227	$2,148	$4,473		$174,722
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	32,876,424	9,007,485	439,407	301,015	—	279,415	277,770	3,563	7,237		239,363
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	29,790,115	8,096,398	237,868	209,409	—	303,761	302,032	3,736	7,653		192,656
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	29,594,148	8,102,672	281,462	281,462	—	281,463	281,434	3,473	6,952		266,826
Total		$120,056,819	$32,597,334	$1,516,648	$1,042,618	$—	$1,143,595	$1,139,463	$12,920	$26,315	(5)	$873,567

Excess of Loss Reinsurance (2)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2019-1	Jan. 2018 - Dec. 2018	$5,024,587	$1,321,732	$118,650	$76,144	$—	$253,643	$244,991	$607	$1,227	$—
XOL 2020-1	Jan. 2019 - Aug. 2019	6,290,687	1,658,671	55,102	32,770	—	215,605	212,557	267	547	—
XOL 2022-1	Oct. 2021 - Dec. 2022	67,094,902	18,213,963	141,992	141,992	—	507,114	502,788	1,593	3,186	137,802
XOL 2023-1	Jan. 2023 - Dec. 2023	39,252,349	10,868,626	36,627	36,627	—	366,270	366,154	434	868	35,310
Total		$117,662,525	$32,062,992	$352,371	$287,533	$—	$1,342,632	$1,326,490	$2,901	$5,828	$173,112

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(4)	$45,488,690	$12,209,907	$10,259,829	$2,717,800	$(609)	$(790)	$2,264	$4,645	$3,580	$7,803	$161,813
Jan. 2022 - Dec. 2022	20%	54,504,030	14,796,646	10,900,806	2,959,329	(469)	1,255	1,879	3,784	3,101	8,445	218,858
Jan. 2023 - Dec. 2023	17.5%	39,137,562	10,840,618	6,849,073	1,897,108	1,020	2,461	1,349	2,715	3,852	8,163	143,367
Jan. 2024 - Dec. 2024	15%	20,388,139	5,620,923	3,058,221	843,138	159	159	407	508	1,035	1,252	58,872
Total		$159,518,421	$43,468,094	$31,067,929	$8,417,375	$101	$3,085	$5,899	$11,652	$11,568	$25,663	$582,910

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies.
(5) Excludes ($45) and ($71) of benefit in ceded premium on retired ILN's for the three and six months ended June 30, 2024, respectively.

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Geographic Data

IIF by State
	June 30, 2024	March 31, 2024	June 30, 2023
CA	12.7%	12.9%	13.1%
FL	11.6	11.3	10.8
TX	10.8	10.6	10.5
CO	4.1	4.1	4.1
AZ	3.8	3.8	3.7
GA	3.6	3.5	3.3
WA	3.4	3.5	3.4
NC	3.0	2.9	2.8
IL	2.7	2.7	2.9
VA	2.7	2.7	2.9
All Others	41.6	42.0	42.5
Total	100.0%	100.0%	100.0%

Gross RIF by State
	June 30, 2024	March 31, 2024	June 30, 2023
CA	12.6%	12.8%	13.0%
FL	11.8	11.6	11.1
TX	11.1	10.9	10.8
CO	4.1	4.1	4.1
AZ	3.8	3.8	3.8
GA	3.7	3.6	3.4
WA	3.4	3.4	3.4
NC	3.0	2.9	2.8
IL	2.6	2.7	2.8
VA	2.6	2.7	2.8
All Others	41.3	41.5	42.0
Total	100.0%	100.0%	100.0%

					Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2024		2023
	June 30	March 31	December 31	September 30	June 30
Beginning default inventory	13,992	14,819	13,391	12,480	12,773
Plus: new defaults (A)	8,119	8,260	9,007	7,953	6,575
Less: cures	(7,956)	(8,951)	(7,418)	(6,902)	(6,761)
Less: claims paid	(183)	(123)	(148)	(129)	(96)
Less: rescissions and denials, net	(18)	(13)	(13)	(11)	(11)
Ending default inventory	13,954	13,992	14,819	13,391	12,480

(A) New defaults remaining as of June 30, 2024	5,944	2,466	1,922	1,204	699
Cure rate (1)	27%	70%	79%	85%	89%

Total amount paid for claims (in thousands)	$5,566	$3,605	$3,411	$2,956	$1,890
Average amount paid per claim (in thousands)	$30	$29	$23	$23	$20
Severity	60%	65%	54%	66%	58%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2024		2023
($ in thousands)	June 30	March 31	December 31	September 30	June 30
Reserve for losses and LAE at beginning of period	$253,565	$245,402	$226,617	$216,888	$215,957
Less: Reinsurance recoverables	26,570	24,005	20,656	17,958	16,357
Net reserve for losses and LAE at beginning of period	226,995	221,397	205,961	198,930	199,600
Add provision for losses and LAE occurring in:
Current period	$30,653	$39,396	$38,922	$35,609	$31,377
Prior years	(31,880)	(30,062)	(19,912)	(25,533)	(30,107)
Incurred losses and LAE during the period	(1,227)	9,334	19,010	10,076	1,270
Deduct payments for losses and LAE occurring in:
Current period	478	1	330	156	31
Prior years	5,205	3,735	3,244	2,889	1,909
Loss and LAE payments during the period	5,683	3,736	3,574	3,045	1,940
Net reserve for losses and LAE at end of period	220,085	226,995	221,397	205,961	198,930
Plus: Reinsurance recoverables	26,022	26,570	24,005	20,656	17,958
Reserve for losses and LAE at end of period	$246,107	$253,565	$245,402	$226,617	$216,888

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	June 30, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	7,024	50%	$43,396	19%	$525,876	8%
Four to eleven payments	4,887	35	93,489	41	383,685	24
Twelve or more payments	1,908	14	82,529	37	135,616	61
Pending claims	135	1	7,562	3	8,540	89
Total case reserves	13,954	100%	226,976	100%	$1,053,717	22%
IBNR			17,023
LAE			2,108
Total reserves for losses and LAE			$246,107

Average reserve per default:
Case			$16.3
Total			$17.6

Default Rate	1.71%

	December 31, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	7,288	49%	$44,607	20%	$527,419	8%
Four to eleven payments	5,421	37	97,424	43	417,876	23
Twelve or more payments	1,984	13	78,540	35	132,257	59
Pending claims	126	1	5,550	2	6,302	88
Total case reserves	14,819	100%	226,121	100%	$1,083,854	21%
IBNR			16,959
LAE			2,322
Total reserves for losses and LAE			$245,402

Average reserve per default:
Case			$15.3
Total			$16.6

Default Rate	1.80%

	June 30, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	5,581	45%	$33,864	17%	$388,012	9%
Four to eleven payments	4,725	38	82,196	41	348,955	24
Twelve or more payments	2,045	16	78,236	39	123,903	63
Pending claims	129	1	5,680	3	6,687	85
Total case reserves	12,480	100%	199,976	100%	$867,557	23%
IBNR			14,998
LAE			1,914
Total reserves for losses and LAE			$216,888

Average reserve per default:
Case			$16.0
Total			$17.4

Default Rate	1.52%

				Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	June 30, 2024		December 31, 2023
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$999,176	18.3%	$996,382	18.9%
U.S. agency securities	—	—	7,195	0.1
U.S. agency mortgage-backed securities	757,590	13.9	821,346	15.6
Municipal debt securities	524,396	9.7	547,258	10.5
Non-U.S. government securities	66,031	1.2	67,447	1.3
Corporate debt securities	1,151,976	21.1	1,297,055	24.7
Residential and commercial mortgage securities	498,987	9.1	517,940	9.8
Asset-backed securities	455,453	8.3	564,995	10.7
Money market funds	1,001,374	18.4	444,121	8.4
Total investments available for sale	$5,454,983	100.0%	$5,263,739	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	June 30, 2024		December 31, 2023
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,409,458	54.1%	$2,561,363	53.2%
Aa1	95,534	2.1	104,474	2.2
Aa2	265,098	6.0	291,501	6.0
Aa3	187,946	4.1	208,882	4.3
A1	352,488	7.9	377,188	7.8
A2	253,728	5.7	329,423	6.8
A3	252,599	5.7	253,081	5.3
Baa1	207,665	4.7	220,901	4.6
Baa2	199,072	4.5	226,449	4.7
Baa3	158,219	3.6	166,121	3.4
Below Baa3	71,802	1.6	80,235	1.7
Total (2)	$4,453,609	100.0%	$4,819,618	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $1,001,374 and $444,121 of money market funds at June 30, 2024 and December 31, 2023, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	June 30, 2024		December 31, 2023
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$2,334,120	42.8%	$1,892,074	35.9%
1 to < 2 Years	310,087	5.7	371,583	7.1
2 to < 3 Years	447,721	8.1	538,775	10.2
3 to < 4 Years	404,998	7.4	402,668	7.6
4 to < 5 Years	384,051	7.0	376,722	7.2
5 or more Years	1,574,006	29.0	1,681,917	32.0
Total investments available for sale	$5,454,983	100.0%	$5,263,739	100.0%

Pre-tax investment income yield:
Three months ended	3.84%
Six months ended June 30, 2024	3.76%

Holding company net cash and investments available for sale:
($ in thousands)
As of June 30, 2024	$808,389
As of December 31, 2023	$693,507

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2024		2023
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,530,462	$3,453,553	$3,376,117	$3,309,522	$3,243,086

Combined net risk in force (2)	$34,812,227	$34,463,082	$34,549,500	$34,203,678	$34,019,643

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.2:1	10.3:1	10.6:1	10.7:1	10.8:1
Essent Guaranty of PA, Inc.	0.3:1	0.4:1	0.4:1	0.5:1	0.5:1
Combined (4)	9.9:1	10.0:1	10.2:1	10.3:1	10.5:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,513,609	$3,464,119	$3,379,936	$3,318,179	$3,245,481
Minimum Required Assets	2,052,135	1,999,928	1,985,545	1,910,659	1,991,741
PMIERs excess Available Assets	$1,461,474	$1,464,191	$1,394,391	$1,407,520	$1,253,740
PMIERs sufficiency ratio (6)	171%	173%	170%	174%	163%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,793,777	$1,793,005	$1,758,665	$1,684,122	$1,633,763

Net risk in force (2)	$22,770,165	$22,271,316	$22,043,926	$21,739,419	$21,327,762

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.

						Exhibit O
Essent Group Ltd. and Subsidiaries
Supplemental Information
Ratios and Reconciliation of Non-GAAP Financial Measures

	2024		2023
	June 30	March 31	December 31	September 30	June 30
Loss Ratio (1)	(0.1)%	4.0%	7.9%	4.4%	0.6%
Expense Ratio (2)	26.1%	27.1%	27.0%	27.3%	19.8%
Combined Ratio	26.0%	31.1%	34.9%	31.7%	20.4%

Underwriting Margin (3)	74.0%	68.9%	65.1%	68.3%	79.6%

We believe that loss, expense and combined ratios are important measures of our financial performance. As a result of the July 1, 2023 acquisition of Agents National Title and Boston National Title (collectively "Title"), the consolidated loss, expense and combined ratios ("Consolidated Ratios") for the three and six months ended June 30, 2024 lack comparability with periods prior to the acquisition. In order to provide investors with more comparative information to prior periods, Essent has prepared the table below to reconcile the Consolidated Ratios to ratios excluding Title, as shown below. Ratios excluding Title are financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and are referred to as non-GAAP measures. Ratios excluding Title are measures used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

The following table sets forth the reconciliation of the loss, expense and combined ratios excluding Title to the most comparable GAAP amount for the three and six months ended June 30, 2024 in accordance with Regulation G:

	Three Months Ended June 30, 2024			Six Months Ended June 30, 2024
	Consolidated	Title	Excluding Title	Consolidated	Title	Excluding Title
($ in thousands)
Revenues:
Net premiums earned	$251,891	$16,633	$235,258	$497,481	$31,917	$465,564
Net investment income	56,086	804	55,282	108,171	1,555	106,616
Realized investment losses, net	(1,164)	—	(1,164)	(2,304)	—	(2,304)
(Loss) income from other invested assets	(419)	—	(419)	(2,334)	—	(2,334)
Settlement services (4)	1,412	1,412	—	2,837	2,837	—
Other income	5,136	474	4,662	7,448	881	6,567
Total revenues	312,942	19,323	293,619	611,299	37,190	574,109

Losses and expenses:
Provision (benefit) for losses and LAE	(334)	892	(1,226)	9,579	1,467	8,112
Other underwriting and operating expenses (5)	55,987	12,909	43,078	113,336	24,719	88,617
Premiums retained by agents	10,215	10,215	—	19,706	19,706	—
Interest expense	7,849	—	7,849	15,711	—	15,711
Total losses and expenses	73,717	24,016	49,701	158,332	45,892	112,440

Loss ratio (1)	(0.1%)	4.9%	(0.5%)	1.9%	4.2%	1.7%
Expense ratio (2)	26.1%	128.1%	18.3%	26.6%	127.8%	19.0%
Combined ratio	26.0%	133.0%	17.8%	28.5%	132.0%	20.7%

Underwriting Margin (3)	74.0%	(33.0%)	82.2%	71.5%	(32.0%)	79.3%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by the sum of net premiums earned and settlement services revenue, if applicable.
(2) Expense ratio is calculated by dividing the sum of other underwriting and operating expenses and premiums retained by agents by the sum of net premiums earned and settlement services revenue, if applicable.

(3) Calculated as the inverse of the combined ratio.
(4) Settlement services revenue is included in "Other income" within Exhibit A and Exhibit C.
(5) Title expenses reflect only direct expenses of Title operations and do not include corporate or centralized support expense allocations.